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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 14, 2006

                                  Bluefly, Inc.
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             (Exact name of registrant as specified in its charter)

           Delaware                   001-14498                 13-3612110
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 (State or other jurisdiction        (Commission              (IRS Employer
      of incorporation)              File Number)         Identification Number)

     42 West 39th Street, New York, New York                      10018
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     (Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code: (212) 944-8000


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         (Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                SECTION 5 - REGISTRANT'S BUSINESS AND OPERATIONS

             ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On August 14, 2006, the Company entered into an amendment (the "Amendment") to its Loan and Security Agreement with Wells Fargo Retail Finance, LLC ("Wells") pursuant to which the minimum reserve under the Company's credit facility with Wells was reduced from $850,000 to zero for so long as the Company maintains $5,000,000 in the aggregate in cash or cash equivalents in bank accounts that are subject to Wells' security interest.

Attached as Exhibit 99.1 is a copy of the Amendment.

                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

                  ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)  EXHIBITS

99.1 First Amendment to Loan and Security Agreement, dated as of August 14, 2006, by and between the Company and Wells Fargo Retail Finance, LLC

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            BLUEFLY, INC.
                                            (Registrant)

Date: August 14, 2006                       By:    /s/ Patrick C. Barry
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                                            Name:  Patrick C. Barry
                                            Title: Chief Operating Officer and
                                                   Chief Financial Officer

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                                INDEX TO EXHIBITS

Exhibit No.
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99.1 First Amendment to Loan and Security Agreement, dated as of August 14,
2006, by and between the Company and Wells Fargo Retail Finance, LLC